NUMBER
ZQ

SHARES

xcorporeal

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
40,000,000 AUTHORIZED SHARES OF COMMON STOCK, $0.0001 PAR VALUE

CUSIP 98400P 10 4

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF $0.0001 PAR VALUE COMMON STOCK OF

XCORPOREAL, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the seal of the Corporation.

Dated:

CHEIF FINANCIAL OFFICER AND SECRETARY

XCORPOREAL, INC.
CORPORATE
SEAL
DELAWARE

EXECUTIVE CHAIRMAN

COUNTERSIGNED AND REGISTERED:
Computershare Trust Company, N.A.
P.O. Box 1596
Denver, Colorado 80201

By ____________________
Transfer Agent & Registrar Authorized Signature

XCORPOREAL, INC.

TRANSFER FEE $25.00 PER NEW CERTIFICATE ISSUED

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common
TEN ENT -as tenants by the entireties
JT TEN -as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT-............Custodian............
(Cust) (Minor)
Under Uniform Gifts to Minors
Act..
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ attorney-in-fact
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated ______________________

____

____
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

____

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.